KELMOORE STRATEGIC TRUST

Kelmoore Strategy® Fund

Kelmoore Strategy® Eagle Fund

Kelmoore Strategy® Liberty Fund

(the “Funds”)

SUPPLEMENT DATED AUGUST 21, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement provides new and additional information beyond that previously provided and should be read in conjunction with the Prospectus.

At a meeting held on August 14, 2008, the Board of Trustees, at the request of the interim investment adviser of the Funds, adopted a managed distribution policy. As a result, the following language replaces the disclosure that appears on page 44 of the Prospectus under the section entitled “Distributions.”

Managed Distribution Policy. Each Fund intends to make a distribution each month to its shareholders at an annual rate equal to approximately 5% of the Fund share’s market value, based on the closing Class A share price on the business day immediately following the distribution payment date from the preceding month. The Board may modify the distribution rate from time to time without prior notice to shareholders. Each Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year, as well as any undistributed net realized capital gain.

Return of Capital. If the amount of a Fund’s net investment income and net realized capital gains, if any, determined as of the close of the Fund’s taxable year, is less than the aggregate amount of the Fund’s distributions, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. A return of capital may occur for example, when some or all of the money that a shareholder has invested in the Fund is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield,” “income” or “profit.” Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s managed distribution policy.

The managed distribution policy may have certain adverse consequences to a Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The policy also may require a Fund to sell a security holding at a time when it would not otherwise do so in order to manage the distribution of income and gain.

Currently, each Fund anticipates paying a monthly distribution to shareholders that includes a return of capital. In the past, a significant portion of each Fund’s monthly distributions included a return of capital.

SEC Disclosure Requirements. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require a Fund to provide a written statement accompanying any distribution payment that adequately discloses its source(s). Thus, if the source of the distribution for a Fund were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Shareholders should read any written disclosure statement carefully, and should not assume that the source of any distribution from a Fund is yield income or profit.

Distribution Reinvestments. Unless you elect otherwise, all distributions that a Fund pays to you will be reinvested in additional shares of the same Fund. They will be credited to your account in the Fund at the same NAV per share as would apply to cash purchases on the applicable distribution payment date. All Fund distributions will be taxable to you at the time of payment regardless of whether they are paid in cash or reinvested in additional shares of the Fund. To change your distribution election, you must notify PFPC in writing at least fifteen days prior to the applicable distribution record date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.